SENBANC FUND


                        SUPPLEMENT DATED APRIL 2, 2003 TO
                           JUNE 30, 2002 ANNUAL REPORT


The annual report is hereby amended by replacing the letter to shareholders on pages 1-2 and the line graph on page 2 with the following:

YEAR ENDED JUNE 30, 2002

TO: SHAREHOLDERS OF SENBANC FUND

For the fiscal year ending June 30, 2002, your fund's total return was 21.6%. For the six months ended June 30, 2002, your fund's total return was 16.9%. For the quarter ended June 30, 2002, your fund's total return was 5.4%. These rates of return exclude sales charges; if reflected, sales charges would have reduced the performance of the fund. At the end of June, approximately $35.7 million was invested among 32 bank stocks, and cash equivalents represented 27.7% of your fund's $50.1 million of gross assets.

For the twelve months ending June 30, 2002, Senbanc Fund outperformed the S&P 500 Index by 39.6 percentage points.

The American economy has been rung like a bell in the last twelve months; recession, the events of September 11th and its consequences, and spectacular accounting irregularities within a handful of major American corporations have all taken their toll. Banks have not been immune to a changed earnings growth outlook, invested as they are in the full range of American enterprise. But the economy is recovering, with a 6.1% annualized GNP growth rate in the first quarter of this year. The banks in your fund responded nicely, with an average 14.9% earnings per share gain in 2001, and first quarter earnings averaged 19.8% better than one year ago. Banks in general did almost as well, and the overall strength in bank stock prices from September of 2001 reflects this. Compared with Senbanc Fund's 21.6% gain over the last twelve months and 16.9% gain for the six months ended June 30, 2002, the Nasdaq Bank Index (CBNK), the best performer of our comparative group, rose 16.7% and 13.9%, respectively, over the same periods. Our major comparative index, the S&P 500, was down 18.0% and down 13.2%, respectively, for both periods.

We compare Senbanc Fund, a managed fund, with these unmanaged indexes:

Major Indices:    S&P 500 Index (SPX)

Bank Indices:     Nasdaq Bank Index (CBNK)

Senbanc Fund's Net Asset Value (NAV) rose 20.7% in calendar year 2001, after a 16.5% gain in 2000. Our investment discipline requires the reinvestment of cash and the proceeds from sales into bank stocks that we calculate to be undervalued. As a consequence, Senbanc Fund distributed capital gains and dividend income during the fiscal year ended June 30, 2002 equivalent to 8.8% of the NAV. We expect a similar distribution for the fiscal year ended June 30, 2003 if we are favored with a similar level of success. We mention this not just as a reminder that capital gain distributions must necessarily follow a successful investment strategy if the process is to be repeated, but also to illustrate an interesting statistical point instrumental in your fund's success. Since Senbanc Fund's inception in July 1999, the margin of Senbanc Fund's total return (including distributions but excluding fees) over the S&P 500, is 77.6 percentage points. Over that same period, the margin of performance for Senbanc Fund's individual stock selections, compared with the S&P 500 over similar holding periods, is 48.1 percentage points. We believe that the difference between the overall margin and that achieved by individual stock selection indicates that more than one third of Senbanc Fund's performance is attributable to the discipline of our investment process.



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


We believe that the discipline that governs our stock selection process, and our investment method, should stand us in good stead for the remainder of 2002, and beyond. We also believe that a portfolio of what we calculate to be undervalued bank stocks should carry limited downside risk compared with the general bank population. Despite a strong recovery for banks over the last twelve months, the average valuation for your fund's portfolio is at a deep discount to the general bank stock population.


                                        Yours very truly,

                                        /s/ JAMES M. ROGERS

                                        JAMES M. ROGERS
                                        President, Hilliard Lyons Research Trust


                    SENBANC FUND GROWTH OF $10,000 INVESTMENT

                    AVERAGE ANNUAL RETURNS (as of 6/30/2002)

                                 1 Year      Since Inception*
                                ------      ----------------
Senbanc Fund (N.A.V.)            21.6%           14.9%
Senbanc Fund (Load)              18.9%           14.0%
Nasdaq Bank Index**              16.7%           11.7%
S&P 500 Index**                 (18.0)%          (9.7)%



           EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC

         Senbanc Fund (Load)  Senbanc Fund (N.A.V.)  Nasdaq Bank Index  S&P 500 Index
7/8/99         $ 9,775               $10,000               $10,000          $10,000
6/30/00          8,582                 8,780                 8,276           10,553
6/30/01         12,156                12,436                11,927            8,988
6/30/02         14,788                15,128                13,918            7,371


* Past performance is no guarantee of future results. The Senbanc Fund (Load and N.A.V.) returns assume reinvestment of all distributions. The Senbanc Fund (Load) return reflects the maximum sales charge of 2.25%. An expense limitation was in place for the Fund for the periods presented. Performance would have been lower absent the expense limitation.

     The Fund may have invested in stocks that have experienced significant gains; there is no guarantee that these gains will continue. As a non-diversified Fund, a greater percentage of the Fund's portfolio may be invested in one company's securities than the portfolio of a diversified fund. Because of this, the Fund may experience greater volatility in investment performance.

     The performance in the above table and graph do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

** The Nasdaq Bank Index is an unmanaged index of unlisted banks. The S&P 500 Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends but, unlike the Senbanc Fund, do not include any expenses associated with operating a mutual fund.

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